Exhibit 10.1

LOAN MODIFICATION AGREEMENT

dated as of April 8, 2010,

relating to the

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of May 8, 2006,

among

WEIGHT WATCHERS INTERNATIONAL, INC.,

as the Borrower,

VARIOUS FINANCIAL INSTITUTIONS,

as the Accepting Lenders,

THE BANK OF NOVA SCOTIA,

as the Administrative Agent,

and

BANK OF AMERICA, N.A.

and FORTIS CAPITAL CORP.

as Documentation Agents

CREDIT SUISSE SECURITIES (USA) LLC	JPMORGAN CHASE BANK, N.A.
as Lead Arranger, Joint Bookrunner and Syndication Agent	as Lead Arranger, Joint Bookrunner and Syndication Agent

LOAN MODIFICATION AGREEMENT dated as of April 8, 2010 (this “Agreement”), among WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation (the “Borrower”), the Accepting Lenders (as defined below), JPMorgan Chase Bank, N.A. as Issuer and THE BANK OF NOVA SCOTIA, as the Swing Line Lender, Issuer and the Administrative Agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Sixth Amended and Restated Credit Agreement dated as of May 8, 2006 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Administrative Agent.

B. Pursuant to Section 11.19 of the Credit Agreement, the Borrower has made Loan Modification Offers to the Lenders to make certain Permitted Amendments.

C. The Lenders party hereto (the “Accepting Lenders”) are willing to agree to such Permitted Amendments as of the Loan Modification Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Terms Generally. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Agreement shall be a “Loan Modification Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Loan Modifications.

(a) Each of the Accepting Lenders set forth on Schedule I hereto (the “2014 Revolving Lenders”) agrees that the principal amount of its Revolving A Loan Commitment set forth on Schedule I shall hereby be converted into Other Revolving Loan Commitments (the “2014 Revolving Loan Commitments”) and that a proportionate principal amount of its outstanding Revolving A Loan shall hereby be converted into Other Revolving Loans (the “2014 Revolving Loans”), in each case on the terms and subject to the conditions set forth herein.

(i) 2014 Revolving Loan Commitment Termination Date: As used in the Credit Agreement, clause (a) of the “Other Revolving Loan Commitment Termination Date” with respect to the 2014 Revolving Loan Commitments shall be June 30, 2014; provided that if as of October 24, 2013 the aggregate principal amount of the Term B Loans exceeds $250,000,000, then the “Other Revolving Loan Commitment Termination Date” with respect to the 2014 Revolving Loan Commitments shall be October 24, 2013.

(ii) Applicable Margin for 2014 Revolving Loans: As used in the Credit Agreement, the Applicable Margin with respect to any 2014 Revolving Loan shall be the applicable percentage set forth below corresponding to the relevant Net Debt to EBITDA Ratio:

Net Debt to EBITDA Ratio	Applicable Margin For Base Rate Loans	Applicable Margin For LIBO Rate Loans
> 2.00:1	1.50%	2.50%
< 2.00:1 and > 1.50:1	1.25%	2.25%
< 1.50:1	1.125%	2.125%

(iii) Applicable Commitment Fee Margin for 2014 Revolving Loan Commitments: The Applicable Commitment Fee Margin for the 2014 Revolving Loan Commitments shall be the applicable percentage set forth below corresponding to the relevant Net Debt to EBITDA Ratio:

Net Debt to EBITDA Ratio	Applicable Commitment Fee Margin
> 2.00:1	0.50%
< 2.00:1 and > 1.50:1	0.4375%
< 1.50:1	0.375%

(iv) Other: For all purposes of the Credit Agreement and the other Loan Documents, the 2014 Revolving Loan Commitments shall constitute “Other Revolving Loan Commitments”; the 2014 Revolving Loans shall constitute “Other Revolving Loans”; and the 2014 Revolving Lenders shall be “Lenders”, “Revolving Lenders” and “Accepting Lenders” with respect to such 2014 Revolving Loan Commitments and 2014 Revolving Loans. Except to the extent provided herein, the terms and conditions of the 2014 Revolving Loan Commitments and the 2014 Revolving Loans shall be identical to those of the Revolving A Loan Commitment and the Revolving A Loans, respectively. For the avoidance of doubt, any Interest Period elected by the Borrower with respect to any converted Borrowing of Revolving A Loans beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the corresponding Borrowing of 2014 Revolving Loans until the end of such Interest Period, with only the Applicable Margin for such Borrowing changing as set forth in clause (ii) above with effect on and after the Loan Modification Effective Date.

(b) Each of the Accepting Lenders set forth on Schedule II hereto (the “Term C Lenders”) agrees that the principal amount of its Term A Loans and/or its Term A-1 Loans set forth on Schedule II hereto shall hereby be converted into Other Term Loans (the “Term C Loans”), in a like principal amount and on the terms and subject to the conditions set forth herein.

(i) Stated Maturity Date for Term C Loans: As used in the Credit Agreement, the “Stated Maturity Date” of the Term C Loans shall be June 30, 2015; provided that if as of October 24, 2013 the aggregate principal amount of the Term B Loans exceeds $250,000,000, then the Stated Maturity Date for Term C Loans shall be October 24, 2013.

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(ii) Applicable Margin for Term C Loans: As used in the Credit Agreement, the Applicable Margin with respect to any Term C Loan shall be the applicable percentage set forth below corresponding to the relevant Net Debt to EBITDA Ratio:

Net Debt to EBITDA Ratio	Applicable Margin For Base Rate Loans	Applicable Margin For LIBO Rate Loans
> 2.00:1	1.25%	2.25%
< 2.00:1 and > 1.50:1	1.125%	2.125%
< 1.50:1	1.00%	2.00%

(iii) Amortization: The Borrower shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term C Loans in an amount equal to the percentage set forth below opposite the Stated Maturity Date or such Quarterly Payment Date of the original principal amount of the Term C Loans (as such amounts may have otherwise been reduced pursuant to the Credit Agreement), as applicable:

Date	Percentage
July 1, 2010 through (and including) March 31, 2015	1.25%
Stated Maturity Date	76.25% (or the then outstanding principal amount of the Term C Loans (if different))

provided that, as set forth in the definition of Stated Maturity Date above, if as of October 24, 2013 the aggregate principal amount of the Term B Loans exceeds $250,000,000, then the Stated Maturity Date for Term C Loans shall be October 24, 2013.

(iv) Other: For all purposes of the Credit Agreement and the other Loan Documents, the Term C Loans shall constitute “Other Term Loans”; and the Term C Lenders shall be “Lenders”, and “Accepting Lenders” with respect to such Term C Loans. Except to the extent provided herein, the terms and conditions of the Term C Loans shall be identical to those of the Term A Loans and the Term A-1 Loans, as applicable. For the avoidance of doubt, any Interest Period elected by the Borrower with respect to any converted Borrowing of Term A Loans and/or the Term A-1 Loans beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the Borrowing of Term C Loans until the end of such Interest Period, with only the Applicable Margin for such Borrowing changing as set forth in clause (ii) above with effect on and after the Loan Modification Effective Date.

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(c) Each of the Accepting Lenders set forth on Schedule III hereto (the “Term D Lenders”) agrees that the principal amount of its Term B Loans set forth on Schedule III hereto shall hereby be converted into Other Term Loans (the “Term D Loans”), in a like principal amount and on the terms and subject to the conditions set forth herein.

(i) Stated Maturity Date for Term D Loans: As used in the Credit Agreement, the “Stated Maturity Date” of the Term D Loans shall be June 30, 2016.

(ii) Applicable Margin for Term D Loans: As used in the Credit Agreement, the Applicable Margin with respect to any Term D Loan shall be (i) 2.25% with respect to Term D Loans maintained as LIBO Rate Loans and (ii) 1.25% with respect to Term D Loans maintained as Base Rate Loans.

(iii) Amortization: The Borrower shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term D Loans in an amount equal to the percentage set forth below opposite the Stated Maturity Date or such Quarterly Payment Date of the original principal amount of the Term D Loans(as such amounts may have otherwise been reduced pursuant to the Credit Agreement), as applicable:

Date	Percentage
July 1, 2010 through (and including) March 31, 2016	0.25%
Stated Maturity Date	94.25% (or the then outstanding principal mount of the Term D Loans (if different))

(iv) Other: For all purposes of the Credit Agreement and the other Loan Documents, the Term D Loans shall constitute “Other Term Loans”; and the Term D Lenders shall be “Lenders”, and “Accepting Lenders” with respect to such Term D Loans. Except to the extent provided herein, the terms and conditions of the Term D Loans shall be identical to those of the Term B Loans, including that the Term D Loans shall be deemed to be Term B Loans for all intent and purpose of clause (c) of the definition of Investment Grade Rating Date. For the avoidance of doubt, any Interest Period elected by the Borrower with respect to any converted Borrowing of Term B Loans beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the Borrowing of Term D Loans until the end of such Interest Period, with only the Applicable Margin for such Borrowing changing as set forth in clause (ii) above with effect on and after the Loan Modification Effective Date.

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SECTION 3. Amendment to Credit Agreement. All parties hereto agree that, when used in connection with Swing Line Loans or Letters of Credit, the date appearing in clause (a) in the definition of Revolving Loan Commitment Termination Date shall be the date specified in the definition of Other Revolving Loan Commitment Termination Date as defined in Loan Modification Agreement dated as of April 8, 2010 among Weight Watchers International, Inc., the Accepting Lenders (as defined therein), JPMorgan Chase Bank, N.A. and The Bank of Nova Scotia.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to each of the Accepting Lenders and the Administrative Agent, that, immediately after giving effect to this Agreement, (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and (b) no Default or Event of Default has occurred and is continuing.

SECTION 5. Conditions Precedent to Effectiveness of Modifications. The modifications of Commitments and Loans provided for in Section 2 above will become effective on a date to be designated by the Borrower and the Administrative Agent, subject to the satisfaction of the following conditions precedent on or prior to such date (the date of such effectiveness being called the “Loan Modification Effective Date”):

(a) The Administrative Agent shall have received duly executed and delivered signature pages hereto from an Authorized Officer of the Borrower and the Accepting Lenders party hereto.

(b) The Administrative Agent shall have received an affirmation and consent, dated as of the Loan Modification Effective Date and duly executed by an Authorized Officer of each Guarantor, in form and substance satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received an opinion of Simpson Thacher & Bartlett LLP, special New York counsel to the Borrower, dated the Loan Modification Effective Date and addressed to the Administrative Agent and the Accepting Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received from the Borrower a certificate with all attachments attached thereto, dated the Loan Modification Effective Date, of its Secretary or Assistant Secretary (or Authorized Officer serving a similar function, in the case of other than a corporation) as to:

(i) resolutions of the Borrower’s Board of Directors (or other similar governing body) then in full force and effect authorizing, as applicable, the execution, delivery and performance of this Agreement; and

(ii) the incumbency and signatures of the Borrower’s Authorized Officers authorized to execute and deliver this Agreement;

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upon which certificate each Accepting Lender may conclusively rely until each such Accepting Lender shall have received a further certificate of the Borrower canceling or amending the prior certificate.

(e) The Administrative Agent shall have received (on behalf of itself and the Accepting Lenders) all fees (including, for the avoidance of doubt, the fees set forth in that certain Loan Modification Agreement Fee Letter, dated as of the date hereof, between the Borrower and the Administrative Agent and Section 5(f)) and other amounts, fees, costs and expenses due and payable on or prior to the Loan Modification Effective Date to the extent invoiced pursuant to Section 11.3 of the Credit Agreement.

(f) The payment by the Borrower in immediately available funds to the Administrative Agent, for the account of each relevant Accepting Lender, the following non-refundable fees:

(i) for each Accepting Lender agreeing to convert its Revolving A Loan Commitment to a 2014 Revolving Loan Commitment hereunder, 1.00% of the amount of such Accepting Lender’s 2014 Revolving Loan Commitment on the Loan Modification Effective Date;

(ii) for each Accepting Lender agreeing to convert its Term A Loans and/or Term A-1 Loans, as the case may be, to Term C Loans hereunder, 0.25% of the aggregate amount of such Accepting Lender’s outstanding Term C Loans on the Loan Modification Effective Date; and

(iii) for each Accepting Lender agreeing to convert its Term B Loans to Term D Loans hereunder, 0.05% of the aggregate amount of such Accepting Lender’s outstanding Term D Loans on the Loan Modification Effective Date.

SECTION 6. Certain Agreements. For the avoidance of doubt and without limiting the application thereof, the parties hereto hereby agree that the provisions of Sections 11.3 and 11.4 of the Credit Agreement shall apply to the execution and delivery of, and the performance of the parties’ respective obligations under, this Agreement.

SECTION 7. Applicable Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 11.2 of the Credit Agreement.

SECTION 9. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 5 above. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

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SECTION 10. Headings. The headings and cover page of this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 11. Amendment. This Agreement may not be amended, supplemented or otherwise modified other than in a writing signed by each of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WEIGHT WATCHERS INTERNATIONAL, INC.

By:	/s/ Ann M. Sardini
Name:	Ann M. Sardini
Title:	Chief Financial Officer

The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and Issuer

By:	/s/ Todd S. Meller
Name:	Todd S. Meller
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as Issuer

By:	/s/ Alicia T. Schreibstein
Name:	Alicia T. Schreibstein
Title:	Vice President

ABCLO 2007-1, Ltd. By: AllianceBernstein L.P., as Manager

By:	/s/ Michael E. Sohr
Name:	Michael E. Sohr
Title:	Senior Vice President

AIMCO CLO, Series 2005-A

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Marvin L. Lutz, III
Name:	Marvin L. Lutz, III
Title:	Authorized Signatory

American Savings Bank, F.S.B.

By:	/s/Carl A. Morita
Name:	Carl A. Morita
Title:	Vice President

Avenue CLO Fund, Ltd.

By:	/s/ Sriram Balakrishnan
Name:	Sriram Balakrishnan
Title:	Portfolio Manager

BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2006-I ST. JAMES RIVER CLO, LTD.
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Geoffrey Takacs
Name:	Geoffrey Takacs
Title:	Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Geoffrey Takacs
Name:	Geoffrey Takacs
Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
MASSMUTUAL ASIA LIMITED C.M. LIFE INSURANCE COMPANY BILL & MELINDA GATES FOUNDATION TRUST
By: Babson Capital Management LLC as Investment Advisor

By:	/s/ Geoffrey Takacs
Name:	Geoffrey Takacs
Title:	Director

XELO VII LIMITED
By: Babson Capital Management LLC as Sub-Advisor

By:	/s/ Geoffrey Takacs
Name:	Geoffrey Takacs
Title:	Director

BANK OF AMERICA, N.A.

By:	/s/ Louise Duchi
Name:	Louise Duchi
Title:	Senior Vice President

THE BANK OF NEW YORK MELLON

By:	/s/ Donald G. Cassidy, Jr.
Name:	Donald G. Cassidy, Jr.
Title:	Managing Director

The Bank of Nova Scotia

By:	/s/ Todd Meller

Name:	Todd Meller
Title:	Managing Director
The Bank of Nova Scotia

INWOOD PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith

Name:	Daniel H. Smith
Title:	Authorized Signatory

BLUEMOUNTAIN CLO LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.
Its Collateral Manager

By:	/s/ Michael Abatemarco

Name:	Michael Abatemarco
Title:	Associate

Caja Mediterraneo – Miami Agency

By:	/s/ Dario Fuentes Alvarez

Name:	Dario Fuentes Alvarez
Title:	General Manager – Miami Agency

Capital One, N.A.

By:	/s/ Enrico Panno

Name:	Enrico Panno
Title:	Senior Vice President

WHITNEY CLO I

By:	/s/ John M. Casparian

Name:	John M. Casparian
Title:	Co-President
Churchill Pacific Asset Management LLC

SHASTA CLO I

By:	/s/ John M. Casparian

Name:	John M. Casparian
Title:	Co-President
Churchill Pacific Asset Management LLC

SIERRA CLO II

By:	/s/ John M. Casparian

Name:	John M. Casparian
Title:	Co-President
Churchill Pacific Asset Management LLC

COA Caerus CLO Ltd.
By: FS COA Management, LLC, as Investment Manager

By:	/s/ John W. Fraser

Name:	John W. Fraser
Title:	Manager

ColumbusNova CLO Ltd. 2006-I

By:	/s/ David Felty

Name:	David Felty
Title:	Director

ColumbusNova CLO Ltd. 2006-II

By:	/s/ David Felty

Name:	David Felty
Title:	Director

ColumbusNova CLO Ltd. 2007-I

By:	/s/ David Felty

Name:	David Felty
Title:	Director

ColumbusNova CLO IV Ltd. 2007-II

By:	/s/ David Felty

Name:	David Felty
Title:	Director

CRATOS CLO I LTD

By:	/s/ Jeremy Phipps

Name:	Jeremy Phipps
Title:	Director

CREDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Brian O’Leary
Name:	Brian O’Leary
Title:	Managing Director

By:	/s/ Marcus Edward
Name:	Marcus Edward
Title:	Managing Director

Credit Suisse AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch)

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By:	/s/ Lynne-Marie Paquette
Name:	Lynne-Marie Paquette
Title:	Associate

BRIDGEPORT CLO II LTD.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Managing Director

SCHILLER PARK CLO LTD.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Managing Director

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD.

By:	/s/ David P. Dekker
Name:	David P. Dekker
Title:	Chief Financial Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD.

By:	/s/ David P. Dekker
Name:	David P. Dekker
Title:	Chief Financial Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD.

By:	/s/ David P. Dekker
Name:	David P. Dekker
Title:	Chief Financial Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD.

By:	/s/ David P. Dekker
Name:	David P. Dekker
Title:	Chief Financial Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager for Spring Road CLO 2007-I, LTD.

By:	/s/ David P. Dekker
Name:	David P. Dekker
Title:	Chief Financial Officer

Dryden XVI – Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden IX – Senior Loan Fund 2005 p.l.c.
By: Prudential Investment Management, Inc.,
Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden XVIII Leveraged Loan 2007 Ltd.
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Duane Street CLO I, Ltd.

By: DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Principal Authorized Signatory

Duane Street CLO II, Ltd.

By: DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Principal Authorized Signatory

Duane Street CLO III, Ltd.

By: DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Principal Authorized Signatory

Duane Street CLO IV, Ltd.

By: DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Principal Authorized Signatory

Eaton Vance CDO VIII, Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO IX, Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance VT Floating-Rate Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Big Sky III Senior Loan Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

ERSTE GROUP BANK AG

By:	/s/ Paul Judicke
Name:	Paul Judicke
Title:	Director

By:	/s/ Bryan Lynch
Name:	Bryan Lynch
Title:	Executive Director

Eagle Creek CLO, Ltd.

By:	/s/ Bryan Higgins
Name:	Bryan Higgins
Title:	Authorized Signor

Fortis Bank SA/NV, New York Branch, As Co-Documentation Agent

By:	/s/ Douglas Riahi
Name:	Douglas Riahi
Title:	Managing Director

By:	/s/ John W. Deegan
Name:	John W. Deegan
Title:	Director

Four Corners CLO II, Ltd.

By:	/s/ Matthew Garvis
Name:	Matthew Garvis
Title:	Vice President

Four Corners CLO 2005-I, Ltd.

By: Four Corners Capital Management, LLC as Collateral Manager

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
By: Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
By: Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Vice President

Four Corners CLO III, Ltd.

By: Macquarie Funds Group FKA Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Vice President

Mayport CLO Ltd.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

Genesis CLO 2007-I

By: Ore Hill Partners as Collateral Manager

By:	/s/ Claude Baum
Name:	Claude Baum
Title:	General Counsel

WATERFRONT CLO 2007-I, LTD.

By:	/s/ Kevin S. Buckle
Name:	Kevin S. Buckle
Title:	Senior Vice President Grandview Capital Management, LLC as Investment Manager

Green Island CBNA Loan Funding LLC

By:	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	Attorney-in-Fact

GSC GROUP CDO FUND VIII, LIMITED By: GSCP (NJ), L.P., as Collateral Manager By: GSCP (NJ), Inc., its general partner

By:	/s/ Eric P. Rubenfeld
Name:	Eric P. Rubenfeld
Title:	Senior Managing Director, General Counsel and Secretary

GSC Investment Corp. CLO 2007, LTD.

By: GSC Investment Corp., as Collateral Manager
By: GSCP (NJ), L.P., as Investment Advisor to GSC Investment Corp
By: GSCP (NJ), Inc., its general partner

By:	/s/ Eric P. Rubenfeld
Name:	Eric P. Rubenfeld
Title:	Senior Managing Director, General Counsel and Secretary

CHELSEA PARK CLO LTD

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

COLUMBUS PARK CDO LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Hamilton Floating Rate Fund, LLC

By:	/s/ Thomas J. Frangione
Name:	Thomas J. Frangione
Title:	Vice President

Armstrong Loan Funding, LTD.

By: Highland Capital Management, L.P. As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By:	/s/ James D. Dondero
Name:	James D. Dondero
Title:	President Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

HSBC Bank USA, N. A.

By:	/s/ Christopher Mendelsohn
Name:	Christopher Mendelsohn
Title:	SVP

ING International (II) – Senior Bank Loans Euro
By: ING Investment Management Co., as its investment manager

ING Investment Management CLO I, LTD. By: ING Investment Management Co. as its investment manager

ING Investment Management CLO II, LTD. ING Investment Management CLO III, LTD. ING Investment Management CLO IV, LTD. ING Investment Management CLO V, LTD. Avenue CLO VI, LTD

By: ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Josh Mahon
Name:	Josh Mahon
Title:	Assistant Vice President

BLT 2009 – I LTD.

By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

BANK LEUMI USA

By:	/s/ Joung Hee Hong
Name:	Joung Hee Hong
Title:	First Vice President

PPM America, Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company

By:	/s/ David C. Wagner
Name:	David C. Wagner
Title:	Managing Director

PPM GRAYHAWK CLO, LTD. PPM America, Inc. as Collateral Manager

By:	/s/ David C. Wagner
Name:	David C. Wagner
Title:	Managing Director

JPMorgan Chase Bank, N.A.

By:	/s/ Alicia Schreibstein
Name:	Alicia Schreibstein
Title:	Vice President

LATITUDE CLO II, LTD

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

Premium Loan Trust I, Ltd.

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Senior Vice President

BlackRock Senior Income Series BlackRock Senior Income Series II BlackRock Senior Income Series IV Magnetite V CLO, Limited

By:	/s/ Zachary Alpern
Name:	Zachary Alpern
Title:	Authorized Signatory

Golden Knight II CLO, LTD.

By:	/s/ Elizabeth MacLean
Name:	Elizabeth MacLean
Title:	Portfolio Manager

LORD ABBETT & CO. LLC
AS COLLATERAL MANAGER

By:	/s/ Elizabeth MacLean
Name:	Elizabeth MacLean
Title:	Portfolio Manager

JERSEY STREET CLO, LTD.

By its Collateral Manager, Massachusetts Financial Services Company (JLX)

By:	/s/ David J. Coley
Name:	David J. Coley
Title:	As authorized representative and not individually

MARLBOROUGH STREET CLO, LTD.

By its Collateral Manager, Massachusetts Financial Services Company (MLX)

By:	/s/ David J. Coley
Name:	David J. Coley
Title:	As authorized representative and not individually

Mizuho Corporate Bank Limited

By:	/s/ James R. Fayen
Name:	James R. Fayen
Title:	Deputy General Manager

VENTURE III CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Michael G. Regan
Name:	Michael G. Regan
Title:	Managing Director

VENTURE IV CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Michael G. Regan
Name:	Michael G. Regan
Title:	Managing Director

VENTURE VII CDO LIMITED By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
Name:	Michael G. Regan
Title:	Managing Director

VENTURE VIII CDO LIMITED By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
Name:	Michael G. Regan
Title:	Managing Director

Morgan Stanley Investment Management Croton, Ltd. By: Morgan Stanley Investment Management Inc. as Collateral Manager

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

QUALCOMM Global Trading, Inc. By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

MSIM Peconic Bay, Ltd. By: Morgan Stanley Investment Management Inc. as Collateral Manager

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Confluent 3 Limited By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Natixis

By:	/s/ Pieter Van Tulder
Name:	Pieter Van Tulder
Title:	Managing Director

By:	/s/ Olivier Plusquellec
Name:	Olivier Plusquellec
Title:	Associate Director

Navigare Funding I CLO, Ltd.
By: Navigare Partners, LLC
Its Collateral Manager

By:	/s/ Scott Van den Bosch
Name:	Scott Van den Bosch
Title:	Senior Vice President

Navigare Funding II CLO, Ltd.
By: Navigare Partners, LLC
As Collateral Manager

By:	/s/ Scott Van den Bosch
Name:	Scott Van den Bosch
Title:	Senior Vice President

Navigare Funding III CLO, Ltd.
By: Navigare Partners, LLC
As Collateral Manager

By:	/s/ Scott Van den Bosch
Name:	Scott Van den Bosch
Title:	Senior Vice President

Clydesdale CLO 2004, Ltd. NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

Clydesdale CLO 2006, Ltd. NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

Clydesdale CLO 2005, Ltd. NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

Clydesdale Strategic CLO I, Ltd. NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

OAK HILL CREDIT PARTNERS V, LIMITED

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OCTAGON INVESTMENT PARTNERS VII, LTD.
By: Octagon Credit Investors, LLC
as collateral manager

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By: Octagon Credit Investors, LLC
as collateral manager

OCTAGON INVESTMENT PARTNERS X, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

HAMLET II, LTD.
By: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Donald C. Young
Name:	Donald C. Young
Title:	Portfolio Manager

OWS CLO I, Ltd.

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

One Wall Street CLO II, Ltd

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

One Wall Street CLO III, Ltd

By:	/s/ Thomas J. Frangione
Name:	Thomas J. Frangione
Title:	Vice President

Pangaea CLO 2007-1 LTD.

By: Pangaea Asset Management, LLC, its Collateral Manager

By:	/s/ Michael P. King
Name:	Michael P. King
Title:	Senior Managing Director

Pacifica CDO III Ltd.

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

Pacifica CDO IV Ltd.

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

Pacifica CDO V Ltd.

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

Pacifica CDO VI Ltd.

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

PNC Bank National Association

By:	/s/ Carla Kehres
Name:	Carla Kehres
Title:	Senior Vice President

Prospero CLO II BV

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

Primus CLO I Ltd., as a Lender

By: Primus Asset Management, Inc. as Collateral Manager

By:	/s/ Nick Campbell
Name:	Nick Campbell
Title:	Portfolio Manager

Primus CLO II Ltd., as a Lender

By: Primus Asset Management, Inc. as Collateral Manager

By:	/s/ Nick Campbell
Name:	Nick Campbell
Title:	Portfolio Manager

Gateway CLO Limited

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Coöperative Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch

By:	/s/ Tamira Treffers-Herrera
Name:	Tamira Treffers-Herrera
Title:	Managing Director

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

RBS Citizens, N.A.

By:	/s/ Paul Darrigo
Name:	Paul Darrigo
Title:	Senior Vice President

RiverSource Life Insurance Company

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

Ameriprise Certificate Company

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

RiverSource Bond Series, Inc
RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

Centurion CDO 8 Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO 9 Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO 10 Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO XI Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO 12 Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO 14 Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

ROSEDALE CLO LTD.

By: Princeton Advisory Group, Inc. the Collateral Manager

By:	/s/ Scott O’Connell
Name:	Scott O’Connell
Title:	Senior Credit Analyst

ROSEDALE CLO II LTD.

By: Princeton Advisory Group, Inc. the Collateral Manager

By:	/s/ Scott O’Connell
Name:	Scott O’Connell
Title:	Senior Credit Analyst

Sargas CLO I Ltd.

By: Sargas Asset Management, LLC, its Portfolio Manager

By:	/s/ Michael P. King
Name:	Michael P. King
Title:	Senior Managing Director

SCOTIABANC INC.

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

GREENS CREEK FUNDING LTD.
Silvermine Capital Management LLC as Investment Manager

By:	/s/ Richard F. Kurth
Name:	Richard F. Kurth
Title:	Managing Director
Silvermine Capital Management LLC

CANNINGTON FUNDING LTD.
Silvermine Capital Management LLC as Investment Manager

By:	/s/ Richard F. Kurth
Name:	Richard F. Kurth
Title:	Managing Director
Silvermine Capital Management LLC

Stanfield Vantage CLO, Ltd

By: Stanfield Capital Partners, LLC
as its Asset Manager

By:	/s/ Dan Baldwin
Name:	Dan Baldwin
Title:	Managing Partner

Stanfield Bristol CLO, Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ Dan Baldwin
Name:	Dan Baldwin
Title:	Managing Partner

Stanfield Azure CLO, Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ Dan Baldwin
Name:	Dan Baldwin
Title:	Managing Partner

Stanfield Daytona CLO, Ltd

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ Dan Baldwin
Name:	Dan Baldwin
Title:	Managing Partner

Stanfield McLaren CLO, Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ Dan Baldwin
Name:	Dan Baldwin
Title:	Managing Partner

Stanfield Arnage CLO Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ Dan Baldwin
Name:	Dan Baldwin
Title:	Managing Partner

Stanfield Veyron CLO, Ltd

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ Dan Baldwin
Name:	Dan Baldwin
Title:	Managing Partner

Renaissance Trust 2009

By: Stanfield Capital Partners, LLC as its Investment Manager

By:	/s/ Dan Baldwin
Name:	Dan Baldwin
Title:	Managing Partner

Eagle Loan Trust

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ Dan Baldwin
Name:	Dan Baldwin
Title:	Managing Partner

Stoney Lane Funding I, Ltd.

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

The Sumitomo Trust and Banking Co., Ltd., New York Branch

By:	/s/ Suraj P. Bhatia
Name:	Suraj P. Bhatia
Title:	Senior Managing Director

Founders Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Brian T. Buscher
Name:	Brian T. Buscher
Title:	Officer

Grant Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Brian T. Buscher
Name:	Brian T. Buscher
Title:	Officer

Muir Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Brian T. Buscher
Name:	Brian T. Buscher
Title:	Officer

Toronto Dominion (New York) LLC

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

Trimaran CLO IV Ltd
By Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

Trimaran CLO V Ltd
By Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

Trimaran CLO VI Ltd By Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

Trimaran CLO VII Ltd
By Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

US Bank, N.A.

By:	/s/ Patrick McGraw
Name:	Patrick McGraw
Title:	Vice President US BANK, N.A.

OCEAN TRAILS CLO II

By: West Gate Horizons Advisors LLC,
as Investment Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Senior Credit Analyst

Veritas CLO I, Ltd.

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

Veritas CLO II, Ltd.

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

Wells Fargo Bank, N.A.

By:	/s/ C. Scott Fields
Name:	C. Scott Fields
Title:	Senior Vice President

Westwood CDO I Ltd.

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

WG HORIZONS CLO I

By: West Gate Horizons Advisors LLC, as Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Senior Credit Analyst

WhiteHorse I, Ltd.

By: WhiteHorse Capital Partners, L.P. As collateral manager

By: WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Portfolio Manager

WhiteHorse V, Ltd.

By: WhiteHorse Capital Partners, L.P. As collateral manager

By: WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Portfolio Manager

Yorkville CBNA Loan Funding LLC

By:	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	Attorney-in-Fact

Schedule I

Revolving Loan Commitments

Revolving Lenders	Revolving A Loan Commitments Converted into Other Revolving Loan Commitments
Bank Leumi USA	13,235,294.12
Bank of America, N.A.	38,235,294.12
Crédit Industriel et Commercial	11,764,705.88
Credit Suisse AG, Cayman Island Branch (f/k/a Credit Suisse, Cayman Islands Branch)	6,323,529.41
Fortis Bank SA/NV, New York Branch	28,764,705.88
HSBC Bank USA, N.A.	17,647,058.82
JPMorgan Chase Bank, N.A.	38,676,470.59
Mizuho Corporate Bank Limited	17,647,058.82
Natixis	8,823,529.41
Capital One, N.A. (f/k/a North Fork Bank)	8,823,529.41
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch	14,705,882.35
RBS Citizens, N.A.	25,058,823.53
Toronto Dominion (New York) LLC	8,823,529.41
The Bank of New York Mellon	5,882,352.94
The Bank of Nova Scotia	41,176,470.63
US Bank, N.A.	23,529,411.76
Wells Fargo Bank, N.A. (f/k/a Wachovia Bank National Association)	23,529,411.76

Schedule II

Term A Loans

Term A Lender	Term A Loans Converted into Term C Loans
XELO VII Limited	742,857.14
Babson CLO LTD. 2005-I	147,370.82
Babson CLO LTD. 2005-II	29,984.95
Babson CLO LTD. 2006-I	29,962.98
Bill & Melinda Gates Foundation Trust	3,271,848.76
C.M. Life Insurance Company	44,345.16
Maplewood (Cayman) Limited	663,168.61
Massachusetts Mutual Life Insurance Company	325,197.63
Bank Leumi USA	6,022,058.82
Bank of America, N.A.	17,397,058.83
Caja Mediterráneo – Miami Agency	3,250,000.00
Crédit Industriel et Commercial	5,352,941.16
Fortis Bank SA/NV, New York Branch	16,727,941.17
HSBC Bank USA, N.A.	8,029,411.78
ING Investment Management CLO III, Ltd.	29,984.95
JPMorgan Chase Bank, N.A.	18,735,294.12
Mizuho Corporate Bank Limited	8,029,411.79
Natixis	4,014,705.88
Capital One, N.A. (f/k/a North Fork Bank)	4,014,705.88
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch	6,691,176.49
RBS Citizens, N.A.	8,029,411.77
Scotiabanc Inc.	18,735,294.07
Toronto Dominion (New York) LLC	7,417,986.79
The Bank of New York Mellon	2,676,470.57
The Bank of Nova Scotia	29,984.88
US Bank, N.A.	630,882.35
Wells Fargo Bank, N.A. (f/k/a Wachovia Bank National Association)	10,705,882.33

Term A-1 Loans

Term A-1 Lender	Term A-1 Loans Converted into Term C Loans
American Savings Bank, F.S.B.	4,000,000.00
Avenue CLO VI, Ltd.	1,200,000.00
Babson CLO LTD. 2005-I	181,379.46
Babson CLO LTD. 2005-II	36,904.56
Babson CLO LTD. 2006-I	6,441.18
C.M. Life Insurance Company	9,532.91
Maplewood (Cayman) Limited	422,024.66
Massachusetts Mutual Life Insurance Company	69,908.12
Bank of America, N.A.	39,200,000.00
Caja Mediterráneo – Miami Agency	12,000,000.00
Whitney CLO I	831,168.83
Cratos CLO I Ltd.	2,368,831.17
Credit Suisse AG, Cayman Island Branch (f/k/a Credit Suisse, Cayman Islands Branch)	7,800,000.00
Erste Group Bank AG	8,800,000.00
Fortis Bank SA/NV, New York Branch	22,000,000.00
HSBC Bank USA, N.A.	8,000,000.00
ING Investment Management CLO III, Ltd.	36,904.56
JPMorgan Chase Bank, N.A.	41,400,000.00
Mizuho Corporate Bank Limited	16,000,000.00
Natixis	28,000,000.00
Capital One, N.A. (f/k/a North Fork Bank)	13,600,000.00
PNC Bank National Association	16,000,000.00
Dryden IX – Senior Loan Fund 2005 p.l.c.	2,400,000.00
Dryden XVI Leveraged Loan CDO 2006	1,200,000.00
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch	16,000,000.00
The Sumitomo Trust and Banking Co., Ltd., New York Branch	3,200,000.00
Founders Grove CLO, Ltd.	737,516.01
Grant Grove CLO, Ltd.	737,516.00
Muir Grove CLO, Ltd.	1,229,193.35

Term A-1 Lender	Term A-1 Loans Converted into Term C Loans
Toronto Dominion (New York) LLC	28,000,000.00
Hamilton Floating Rate Fund, LLC	1,600,000.00
The Bank of Nova Scotia	24,036,904.55
Trimaran CLO VI Ltd	800,000.00
Trimaran CLO IV Ltd	400,000.00
Trimaran CLO VII Ltd	400,000.00

Schedule III

Term B Loans

Term B Lenders	Term B Loans Converted into Term D Loans
Eagle Creek CLO, Ltd.	1,708,558.76
Pacifica CDO III Ltd.	208,920.88
Pacifica CDO IV Ltd.	348,201.48
Pacifica CDO VI Ltd.	348,201.48
Westwood CDO I Ltd.	417,841.77
Pacifica CDO V Ltd.	487,482.07
Prospero CLO II BV	333,168.96
Veritas CLO I, Ltd.	666,337.92
ABCLO 2007-1 Ltd.	1,342,746.45
AIMCO CLO, Series 2005-A	333,168.96
Avenue CLO Fund, Ltd.	2,326,861.82
MassMutual Asia Limited	456,641.37
St. James River CLO, Ltd.	1,999,013.75
BlackRock Senior Income Series	333,168.96
BlackRock Senior Income Series II	333,168.96
BlackRock Senior Income Series IV	499,753.44
Magnetite V CLO, Limited	333,168.96
Inwood Park CDO Ltd.	3,331,689.58
Bluemountain CLO Ltd.	1,342,746.45
Green Island CBNA Loan Funding LLC	2,029,455.59
Shasta CLO I	1,699,161.68
Sierra CLO II	501,757.24
Whitney CLO I	1,168,095.15
ColumbusNova CLO Ltd. 2007-I	2,332,482.30
ColumbusNova CLO Ltd. 2006-II	676,485.20
ColumbusNova CLO Ltd. 2006-I	1,022,461.27
ColumbusNova CLO IV Ltd. 2007-II	327,912.51
Cratos CLO I Ltd.	684,310.97
Bridgeport CLO II Ltd.	666,337.92
Schiller Park CLO Ltd.	666,337.92

Term B Lenders	Term B Loans Converted into Term D Loans
Denali Capital CLO V, Ltd.	1,691,486.70
Denali Capital CLO IV, Ltd.	1,192,058.63
Denali Capital CLO VI, Ltd.	2,024,655.65
Denali Capital CLO VII, Ltd.	3,037,529.41
Spring Road CLO 2007-1, Ltd.	1,703,346.44
Genesis CLO 2007-1	5,197,435.74
Duane Street CLO II, Ltd.	3,341,836.86
Duane Street CLO III, Ltd.	2,315,620.93
Duane Street CLO I, Ltd.	2,165,767.42
Duane Street CLO IV, Ltd.	2,776,459.28
Big Sky III Senior Loan Trust	666,337.92
Eaton Vance Institutional Senior Loan Fund	2,665,351.66
Eaton Vance CDO IX Ltd.	1,022,513.42
Eaton Vance CDO VIII, Ltd.	1,022,513.42
Eaton Vance VT Floating-Rating Income Fund	666,337.92
Erste Group Bank AG	7,420,717.16
First Trust/Four Corners Senior Floating Rate Income Fund II	1,003,724.22
First Trust/Four Corners Senior Floating Rate Income Fund	337,386.30
Four Corners CLO 2005-1, Ltd.	856,475.47
Four Corners CLO II, Ltd.	333,168.96
Four Corners CLO III, Ltd.	1,007,941.51
COA Caerus CLO Ltd.	1,017,309.81
Waterfront CLO 2007-1, Ltd.	1,999,013.75
GSC Investment Corp. CLO 2007, LTD.	2,769,773.04
GSC Group CDO Fund VIII, Limited	2,798,619.24
Chelsea Park CLO Ltd.	2,024,317.70
Columbus Park CDO Ltd.	999,506.87
Armstrong Loan Funding, Ltd.	1,674,215.84
Stoney Lane Funding I, Ltd.	3,331,689.58
ING International (II) – Senior Bank Loans Euro	986,045.51
ING Investment Management CLO IV, Ltd.	885,692.79
ING Investment Management CLO II, Ltd.	1,332,675.83
ING Investment Management CLO III, Ltd.	2,019,622.13

Term B Lenders	Term B Loans Converted into Term D Loans
ING Investment Management CLO I, Ltd.	892,423.48
ING Investment Management CLO V, Ltd.	2,334,687.72
BLT 2009 – 1 Ltd.	233,218.27
Golden Knight II CLO, Ltd.	1,140,863.52
Latitude CLO II, LTD	656,190.63
Jersey Street CLO, Ltd.	461,904.09
Marlborough Street CLO, Ltd.	458,883.06
Mizuho Corporate Bank Limited	6,663,379.15
Venture III CDO Limited	674,772.55
Venture IV CDO Limited	674,772.55
Venture VII CDO Limited	1,332,675.83
Venture VIII CDO Limited	1,999,013.75
Confluent 3 Limited	1,315,052.27
MSIM Peconic Bay, Ltd.	783,926.92
Morgan Stanley Investment Management Croton, Ltd.	1,070,169.99
Qualcomm Global Trading, Inc.	2,479,443.26
Natixis	2,993,510.58
Navigare Funding I CLO, Ltd.	686,946.30
Navigare Funding II CLO, Ltd.	686,946.30
Navigare Funding III CLO, Ltd.	666,337.92
Clydesdale CLO 2004, Ltd.	666,337.92
Clydesdale CLO 2005, Ltd.	999,506.87
Clydesdale CLO 2006, Ltd.	2,332,182.70
Clydesdale Strategic CLO I, Ltd.	666,337.92
Capital One, N.A. (f/k/a North Fork Bank)	1,999,013.75
Oak Hill Credit Partners V, Limited	5,022,647.61
Hamlet II, Ltd.	1,490,534.72
Octagon Investment Partners VII, Ltd.	796,857.71
Octagon Investment Partners VIII, Ltd.	1,483,804.02
Octagon Investment Partners X, Ltd.	733,185.19
Mayport CLO Ltd.	1,999,013.75
Pangaea CLO 2007-1 LTD.	678,206.53
Sargas CLO I LTD.	2,024,343.73

Term B Lenders	Term B Loans Converted into Term D Loans
PNC Bank National Association	3,331,689.58
Jackson National Life Insurance Company	4,004,724.32
PPM Grayhawk CLO, Ltd.	1,373,892.61
Primus CLO I Ltd.	2,000,683.74
Primus CLO II Ltd.	2,765,668.85
Rosedale CLO Ltd.	1,332,675.83
Rosedale CLO II Ltd.	1,999,013.75
Dryden XVIII Leveraged Loan 2007 Ltd.	1,665,844.79
Gateway CLO Limited	1,488,267.41
Yorkville CBNA Loan Funding LLC	64,619.69
Veritas CLO II, Ltd.	333,168.96
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch	3,331,689.58
Ameriprise Certificate Company	860,545.89
Cent CDO 10 Limited	799,605.50
Cent CDO 12 Limited	1,232,725.14
Cent CDO 14 Limited	1,016,165.32
Cent CDO XI Limited	1,415,968.07
Centurion CDO 8 Limited	1,232,725.14
Centurion CDO 9 Limited	1,632,527.89
RiverSource Life Insurance Company	759,119.15
RiverSource Bond Series, Inc. – RiverSource Floating Rate Fund	739,771.07
Scotiabanc Inc.	16,753,651.03
Cannington Funding Ltd.	1,332,675.83
Greens Creek Funding Ltd.	2,333,852.69
Eagle Loan Trust	937,210.57
Stanfield Arnage CLO Ltd.	1,528,518.30
Stanfield Bristol CLO, Ltd.	1,062,081.76
Stanfield Vantage CLO, Ltd.	1,269,055.60
Stanfield Veyron CLO, Ltd.	1,233,068.43
Stanfield Daytona CLO, Ltd.	1,062,081.76
Stanfield McLaren CLO, Ltd.	1,385,154.70
Renaissance Trust 2009	3,114,144.81

Term B Lenders	Term B Loans Converted into Term D Loans
Stanfield Azure CLO, Ltd.	1,065,430.21
The Sumitomo Trust and Banking Co., Ltd., New York Branch	999,506.87
Founders Grove CLO, Ltd.	979,420.41
Grant Grove CLO, Ltd.	979,420.42
Muir Grove CLO, Ltd.	1,632,367.35
Hamilton Floating Rate Fund, LLC	1,439,760.47
One Wall Street CLO III Ltd.	2,667,021.64
OWS CLO I Ltd.	3,335,029.63
One Wall Street CLO II Ltd.	2,665,351.66
The Bank of Nova Scotia	3,092,814.52
Trimaran CLO VI Ltd	335,567.11
Trimaran CLO IV Ltd	1,658,766.47
Trimaran CLO V Ltd	1,985,136.06
Trimaran CLO VII Ltd	2,008,211.27
Ocean Trails CLO II	2,665,351.66
WG Horizons CLO I	1,999,013.75
WhiteHorse I, Ltd.	1,332,675.83
WhiteHorse V, Ltd.	3,331,689.58